UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

RTB Digital, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 University Way NE, Suite C
Seattle, WA 98105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

RTB Digital, Inc. (the “Company”) is filing this Amendment No. 3 on Form 8-K/A (this “Amendment”) to further amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2026, as previously amended (the “Original Report”).

The sole purpose of this Amendment is to correct an Inline XBRL tagging error in Exhibit 99.2 to Amendment No. 2, filed on July 27, 2026. The exhibit correctly disclosed in the human-readable document that the Price Protection Feature is capped at $15 million; however, the amount was incorrectly tagged in the machine-readable XBRL data using a share-based concept and “shares” unit rather than a monetary concept and USD unit.

This Amendment files a corrected Exhibit 99.2 and related Inline XBRL data. It does not change the human-readable disclosure, financial statements, any reported amount or the underlying terms of the transaction. Except for this correction, this Amendment does not amend, update or modify the Original Report or its previous amendments.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Name of Exhibit
23.1**	Consent of RBSM LLP, independent registered public accounting firm.

99.1**	Audited financial statements of RTB as of and for the years ended December 31, 2025 and December 31, 2024, the related notes, and the related report of the independent registered public accounting firm thereon

99.2*	Unaudited condensed financial statements of RTB as of March 31, 2026, and for the three months ended March 31, 2026 and 2025.

99.3**	Unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of RTB, which includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2026, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, and the related notes.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed or furnished herewith
**	Previously filed

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

RTB Digital, Inc.
(Registrant)

Date: September 16, 2026	By:	/s/ James Heckman
James Heckman
Chief Executive Officer (Principal Executive Officer)

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